Other Income (Expenses), net (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of Other (Income) expenses net [Abstract]
Schedule of Composition of Other Income Expenses
Note 26 - Other Income (Expenses), net

Composition

	Year ended December 31,
	2016	2017	2018
	NIS millions	NIS millions	NIS millions
Other Income (Expenses), net	(21)	11	(26)

In May 2018, the Group, in collaboration with the employees' representatives, launched a new voluntary retirement plan for employees, following which, the Company recorded an expense in an amount of approximately NIS 26 million in the second quarter of 2018 with respect to employees who joined this plan. (in 2016 the Group has recorded an expense from voluntary retirement plans for employees in an amount of approximately NIS 13 million).

Other Income, net, for 2017 mainly includes a NIS 10 million capital gain from the sale of an indirect subsidiary of the Company. (The total consideration of the sale is approximately NIS 25 million)